                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 11, 1996



                         CARRAMERICA REALTY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                        1-11706                    52-1796339
        --------                        -------                    ----------
(State or Other Jurisdiction          (Commission                 (IRS Employer
   of Incorporation)                  File Number)                Identification
                                                                      Number)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                       20006
- ------------------------------------------------                       -----
(Address of Principal Executive Offices)                            (Zip Code)


     The Registrant's telephone number, including area code: (202) 624-7500

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.

               Not applicable.

Item 5.        Other Events.

               Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the Consolidated Littlefield Real Estate Partnerships for the year ended December 31, 1995 and the three months ended March 31, 1996, with accompanying notes and Independent Auditor's Report, reflecting the proposed acquisition of 10 properties, land and an option to acquire land located in Austin, Texas.

Item 6.        Resignations of Registrant's Directors.

               Not applicable.


Item 7.        Financial Statements and Exhibits.

               (a)  Financial Statements.

               Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the Consolidated Littlefield Real Estate Partnerships for the year ended December 31, 1995, and the three months ended March 31, 1996, with accompanying notes and Independent Auditors' Report, reflecting the proposed acquisition of 10 properties, land and an option to acquire land located in Austin, Texas.

               (b)  Pro forma financial information.

                    None.

               (c)  Exhibits.


               Exhibit
               Number
               ------

                99.1 Historical Summaries of Operating Revenue and Expenses for the Consolidated Littlefield Real Estate Partnerships for the year ended December 31, 1995 and the three months ended March 31, 1996, with accompanying notes and Independent Auditors' Report.

Item 8.        Change in Fiscal Year.

               Not applicble.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date: July 11, 1996






                                        CARRAMERICA REALTY CORPORATION



                                        By:  /s/ Brian K. Fields
                                             --------------------------------
                                             Brian K. Fields
                                             Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
Number
- ------

99.1 Historical Summaries of Operating Revenue and Expenses for the Consolidated Littlefield Real Estate Partnerships for the year ended December 31, 1995 and the three months ended March 31, 1996, with accompanying notes and Independent Auditors' Report.

                          INDEPENDENT AUDITORS' REPORT

- --------------------------------------------------------------------------------

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of consolidated operating revenue and expenses, as defined in note 1, of the consolidated Littlefield Real Estate Partnerships ("Partnership") for the year ended December 31, 1995. This historical summary is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the consolidated Littlefield Real Estate Partnerships.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 1 of the Consolidated Littlefield Real Estate Partnerships for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Austin, Texas
July 3, 1996

              THE CONSOLIDATED LITTLEFIELD REAL ESTATE PARTNERSHIPS

       Historical Summaries of Consolidated Operating Revenue and Expenses

            For the three months ended March 31, 1996 (Unaudited) and
                        the year ended December 31, 1995




- ----------------------------------------------------------------------------------------------------------------------------
                                                                                              1996               1995
- ----------------------------------------------------------------------------------------------------------------------------
                                                                                          (Unaudited)
Operating revenue:
    Building rental                                                                   $        2,653,296          9,835,401
    Recovery of operating expenses                                                               338,534          1,208,428
    Other                                                                                         17,574             54,608
                                                                                        -----------------   ----------------

          Total operating revenue                                                              3,009,404         11,098,437
                                                                                        -----------------   ----------------

Operating expenses:
    Cleaning                                                                                     116,367            510,827
    Utilities                                                                                    415,573          1,683,301
    Repairs and maintenance                                                                      223,757            949,486
    General operating                                                                            183,533            434,348
    Administrative                                                                                12,319            435,827
    Salaries                                                                                     166,536            695,243
    Management Fees                                                                              159,528            540,585
    Real estate taxes                                                                            332,522          1,231,872
    Insurance                                                                                     30,518            106,908
                                                                                        ------------------------------------

          Total operating expenses                                                             1,640,653          6,588,397
                                                                                        ------------------------------------

          Operating revenue in excess of operating expenses                           $        1,368,751          4,510,040
                                                                                        =================   ================





See accompanying notes to historical summary of consolidated operating revenue and expenses.

              THE CONSOLIDATED LITTLEFIELD REAL ESTATE PARTNERSHIPS

  Notes to Historical Summaries of Consolidated Operating Revenue and Expenses

            For the Three Months Ended March 31, 1996 (Unaudited) and
                        the Year Ended December 31, 1995


- --------------------------------------------------------------------------------


(1)      Summary of Significant Accounting Policies
         ------------------------------------------

         (a)    Description of the Properties

                The consolidated Littlefield Real Estate Partnerships consist of ten office properties located in Austin, Texas containing approximately 894,000 rentable square feet. At March 31, 1996, the properties' occupancy ranged from 48 to 100 percent of the properties' available building space under lease with an average of 77 percent under lease.

         (b)    Basis of Presentation

                The accompanying historical summaries of consolidated operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the building, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Consolidated Littlefield Real Estate Partnerships have been excluded from expenses. Management is not aware of any material factors relating to the Consolidated Littlefield Real Estate Partnerships that would cause the historical summaries of consolidated operating revenue and expenses to not be indicative of future operating results of the buildings.

         (c)    Revenue Recognition

                Revenue from rental operations is recognized straight-line over the terms of the respective leases.

             THE CONSOLIDATED LITTLEFIELD REAL ESTATE PARTNERSHIPS

- --------------------------------------------------------------------------------

(1)      Summary of Significant Accounting Policies
         ------------------------------------------

         (d)    Interim Unaudited Financial Information

                The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring accruals, necessary to present fairly the historical summaries of consolidated operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results for the full year.

(2)      Proforma Taxable Consolidated Operating Results and Cash Available from
         -----------------------------------------------------------------------
         Operations (Unaudited)
         ----------------------

         The unaudited proforma table reflects the taxable operating results and cash available from operations of the consolidated Littlefield Real Estate Partnerships for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life.

             THE CONSOLIDATED LITTLEFIELD REAL ESTATE PARTNERSHIPS

- --------------------------------------------------------------------------------


(2)      Proforma Taxable Consolidated Operating Results and Cash Available from
         -----------------------------------------------------------------------
         Operations (Unaudited), Continued
         ---------------------------------

         This statement does not purport to forecast actual operating results for any period in the future (in thousands).



           Proforma net operating income (exclusive of
              depreciation and amortization expense)                  $    4,691

           Less - estimated depreciation and amortization expense          2,169
                                                                         -------

                Proforma taxable operating income                     $    2,522
                                                                           =====

                Proforma cash available from operations               $    4,691
                                                                           =====